UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

EDGEWAVE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EDGEWAVE, INC.

15333 Avenue of Science, Suite 100

San Diego, CA 92128

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 13, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of EdgeWave, Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, June 13, 2012 at 9:00 a.m. local time at 15333 Avenue of Science, Suite 100, San Diego, CA 92128 for the following purposes:

1. To elect four directors to hold office until the 2013 Annual Meeting of Stockholders.

2. To approve an amendment to the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan to authorize (i) the name change of the plan from the “St. Bernard Software, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” to the “Edgewave, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” and (ii) the issuance of an additional 1,000,000 shares of common stock under such plan so as to allow for the issuance of up to 2,350,000 shares of common stock, including increasing the maximum aggregate number of ISOs, Non-Qualified Options and Stock-Based Awards which may be issued from 350,000 shares to 1,350,000 shares.

3. To ratify the selection by the Audit Committee of the Board of Directors of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent auditors of the Company for its fiscal year ending December 31, 2012.

4. To conduct any other business properly brought before the meeting.

These items are more fully described in the proxy statement accompanying this Notice.

The record date for the 2012 Annual Meeting is April 20, 2012. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Louis E. Ryan

Chief Executive Officer and

Chairman of the Board of Directors

San Diego, California

April 30, 2012

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

EDGEWAVE, INC.

15333 Avenue of Science, Suite 100

San Diego, CA 92128

PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

June 13, 2012

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of EdgeWave, Inc. (sometimes referred to as the “Company” or “EdgeWave”) is soliciting your proxy to vote at the 2012 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

The Company intends to mail this proxy statement and accompanying proxy card on or about April 30, 2012 to all stockholders of record entitled to vote at the 2012 Annual Meeting.

Important notice regarding the availability of Proxy materials for the Stockholder Meeting to be held on June 13, 2012. The proxy statement and annual report to security holders are available at the following website: http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=13605.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 20, 2012 will be entitled to vote at the annual meeting. On this record date, there were 17,023,933 shares of the Company’s common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 20, 2012 your shares were registered directly in your name with EdgeWave’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 20, 2012 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2012 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the 2012 Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of four directors to hold office until the 2013 Annual Meeting of Stockholders;

•

Amendment to the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan to authorize (i) the name change of the plan from the “St. Bernard Software, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” to the “Edgewave, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” and (ii) the issuance of an additional 1,000,000 shares of common stock under such plan so as to allow for the issuance of up to 2,350,000 shares of common stock, including increasing the maximum aggregate number of ISOs, Non-Qualified Options and Stock-Based Awards which may be issued from 350,000 shares to 1,350,000 shares; and

•	Ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent auditors of the Company for its fiscal year ending 2012.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the 2012 Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-800-PROXIES (1-800-776-9437) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 PM Eastern Time on June 12, 2012 to be counted.

•

To vote on the Internet, go to http://www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 PM Eastern Time on June 12, 2012 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from EdgeWave. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 20, 2012.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all four nominees for director, “For” approval of an amendment to the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan to authorize (i) the name change of the plan from the “St. Bernard Software, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” to the “Edgewave, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” and (ii) the issuance of an additional 1,000,000 shares of common stock under such plan so as to allow for the issuance of up to 2,350,000 shares of common stock, including increasing the maximum aggregate number of ISOs, Non-Qualified Options and Stock-Based Awards which may be issued from 350,000 shares to 1,350,000 shares, and “For” ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent auditors of the Company for its fiscal year ending 2012. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The board of directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•

“FOR” approval of an amendment to the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan to authorize (i) the name change of the plan from the “St. Bernard Software, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” to the “Edgewave, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” and (ii) the issuance of an additional 1,000,000 shares of common stock under such plan so as to allow for the issuance of up to 2,350,000 shares of common stock, including increasing the maximum aggregate number of ISOs, Non-Qualified Options and Stock-Based Awards which may be issued from 350,000 shares to 1,350,000 shares; and

•	“FOR” ratification of the selection of independent auditors for our fiscal year ending December 31, 2012.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees and Alliance Advisors may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We do not currently intend to use Alliance Advisors for proxy solicitation this year, but if we do, then Alliance Advisors will be paid its customary fee plus out-of-pocket expenses. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to Secretary at 15333 Avenue of Science, Suite 100, San Diego, CA 92128.

•	You may attend the 2012 Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 31, 2012, which is 120 calendar days prior to the anniversary date of the mailing of this Proxy Statement, to EdgeWave, Inc., 15333 Avenue of Science, Suite 100, San Diego, CA 92128. In addition, under our Amended and Restated Bylaws, if you wish to submit a proposal that is to be considered at our 2013 Annual Meeting of Stockholders or nominate a director at such Annual Meeting, you must do so no later than the close of business on the ninetieth (90th ) day or earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th ) day following the day on which public announcement of the date of such meeting is first made. You are also advised to review the Company’s Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition, the proxy solicited by the Board of Directors for the 2013 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than March 15, 2013, which is 45 calendar days prior to the anniversary date of the mailing of this Proxy Statement. It is recommended that stockholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Amended and Restated Bylaws and conditions established by the Securities and Exchange Commission.

How are votes counted?

Votes will be counted by the Inspector of Election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the new rules of the New York Stock Exchange, election of directors is no longer considered a “routine” matter, and as a result broker non-votes are not counted as shares present and entitled to be voted with respect to the matters on which the broker has not expressly voted. Thus, broker non-votes will not affect the outcome of the voting on Proposal 1 (election of nominees for director). The proposal to ratify the appointment of Squar, Milner as our independent registered public accounting firm is the only matter in this proxy statement considered to be a routine matter for which brokers will be permitted to vote on behalf of their clients if no voting instructions are furnished. Therefore, it is important that you provide voting instructions to your broker.

How many votes are needed to approve each proposal?

•

For Proposal No. 1, the election of directors, the four nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” the nominees will affect the outcome.

•

To be approved, Proposal No. 2, the approval for the amendment to the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan to authorize (i) the name change of the plan from the “St. Bernard Software, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” to the “Edgewave, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” and (ii) the issuance of an additional 1,000,000 shares of common stock under such plan so as to allow for the issuance of up to 2,350,000 shares of common stock, including increasing the maximum aggregate number of ISOs, Non-Qualified Options and Stock-Based Awards which may be issued from 350,000 shares to 1,350,000 shares, must receive “For” votes from the majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•

To be approved, Proposal No. 3, the ratification of the selection by the Audit Committee of the Board of Directors of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent auditors for its fiscal year ending December 31, 2012, must receive “For” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 17,023,933 shares outstanding and entitled to vote. Thus, the holders of 8,511,967 shares must be present in person or represented by proxy at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. We are required to file the voting results in a Current Report on Form 8-K which you can find within four business days of the Meeting on the SEC website at www.sec.gov.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections and American Stock Transfer & Trust Company, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

PROPOSAL 1

ELECTION OF DIRECTORS

Each director of EdgeWave’s Board of Directors is elected for a one year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is elected and qualified.

The Board of Directors presently has four members. All the directors’ terms of office expire in 2012. Each of the nominees listed below is currently a director of the Company and has been previously elected by the stockholders of the Company. The Board of Directors has recommended each of the nominees listed below for election to the Board at the annual meeting. If elected at the annual meeting, each of these nominees would serve until the 2013 Annual Meeting of Stockholders and until his successor is elected and has qualified, or, if sooner, until the director’s death, resignation, or removal. It is the Company’s policy to invite directors and nominees for director to attend the Company’s annual meetings.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The four nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Board. Each person nominated for election has agreed to serve if elected. EdgeWave’s management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee recommended by the Board of Directors of EdgeWave.

Humphrey Polanen

Mr. Polanen, age 62, has served as a member of the Board of Directors of the Company since April 2004 and served as Chairman of the Board of Directors from April 2004 to July 2008 and served as Chief Executive Officer of the Company between April 2004 and July 2006 (when the Company was known as “Sand Hill IT Security Acquisition Corp.”). From January 2000 until December 2003, Mr. Polanen served as Managing Director of Internet Venture Partners, a strategic consulting and venture capital management firm for technology companies. From February 1998 through February 1999, he was President and CEO of Trustworks Systems, a network security software company. Between 1995 and 1998, he was General Manager of two divisions of Sun Microsystems where he led the Internet Commerce Group and the Network Security Division. Mr. Polanen has been a member of the board of directors of Heritage Bank of Commerce since 1994 and has been chair of that board’s audit committee for ten years. Mr. Polanen is also a director of Shanghai Century Acquisition Corp. Mr. Polanen is a graduate of Hamilton College and Harvard Law School. Mr. Polanen brings to our Board extensive business, banking and legal experience as well as experience and contacts in the information security industry, which is the Company’s core business.

Bart A. M. van Hedel

Mr. van Hedel, age 67, currently is an Executive Officer for Vogel Investments B.V. Mr. van Hedel became a member of the Board of Directors of the Company upon completion of the merger of EdgeWave, Inc. with the Company (when the Company was known as “Sand Hill IT Security Acquisition Corp.”) in July 2006. Prior to the merger, he served as a director of EdgeWave, Inc. since 1996. He has been a Partner of BeeBird Corporate Finance C. V. since 1992. Mr. van Hedel was a non-executive member of the board of Ai-Investments N.V. from 1997 until December 2005, when he was named an executive board member. He was an executive board member of venture capital firm Paribas Participations N.V., from 1990 to 1992 and was an executive board member for Kempen & Co., Investment Bank in Amsterdam from 1981 to 1990. Mr. van Hedel graduated in 1973 from

Eramus University of Rotterdam with a Masters in economics and tax. Mr. van Hedel brings to our Board extensive investment banking experience and business connections in Europe and the Board regularly relies on him for guidance and assistance in international matters.

Louis E. Ryan

Mr. Ryan, age 57, became Chief Executive Officer effective January 15, 2009. He has also been a member of the Board of Directors of the Company since July 2006 and became Chairman of the Board of Directors in July 2008. Since 2003, Mr. Ryan has been a venture partner with Sand Hill Capital and has served as the executive chairman of HydroPoint Data Systems, Inc. and SprayCool, a provider of high performance electronic system cooling and packaging solutions for military and commercial applications. From 2003 to May 2006, he served as the executive chairman of Network Chemistry. From January 1997 to June 2003, Mr. Ryan was president and chief executive officer and a director of Entercept Security Technologies Inc. (which was sold to Network Associates Technology, Inc. in 2003), a network security software company. From 1988 to 1995, Mr. Ryan was co-founder and executive vice president of Delrina Company, a publicly traded software company which was sold in 1995 to Symantec Company. Mr. Ryan was also an early investor and board member of Foundstone, a vulnerability management supplier acquired by McAfee, Inc. in August 2004. Mr. Ryan also serves on the board of Certicom Company, and is an advisor to Sand Hill Capital and DiamondHead Ventures. Mr. Ryan brings to our Board extensive senior management experience as well as experience and contacts in the information security industry, which is the Company’s core business, along with particular strengths with respect to leadership skills, and management skills.

William Baumel

Mr. Baumel, age 43, joined the Board of Directors of the Company with its acquisition of substantially all the assets of Red Condor by the Company in August 2010 and subsequent investment by RWI Ventures. He co-founded RWI Ventures, a Silicon Valley-based venture capital firm, in 2000. Mr. Baumel is the managing member of RWI Ventures II, LLC, the General Partner of RWI Ventures II, L.P. as well as the managing member of Great Rock Capital Management, LLC, the General Partner of Great Rock Capital. Mr. Baumel was recognized at 2009’s and 2011’s AlwaysOn Venture Summit as one of the top 100 venture capitalists based on successful liquidity events. He was also recognized at 2012’s AlwaysOn Cloud Conference at HP’s Executive Briefing Center as a Power Player in the Cloud. His investments include Infinera (Nasdaq: INFN), BlueArc (Acquired by Hitachi Data Systems for $590 million), Force10/Turin (Acquired by Dell for $700 million), SiGe (Acquired by Skyworks for $275 million), and Leviathan Minerals. He was Chairman of Optical Solutions which was acquired by Calix (Nasdaq: CALX), active in the founding of NextNet which was acquired by Clearwire Communications (Nasdaq: CLWR), helped grow SaaS financial software provider Magnet which was acquired by Intuit (Nasdaq: INTU), and served as acting COO and then Director of insurance e-commerce and Internet exchange provider Ebix (Nasdaq:EBIX). Mr Baumel was one of four portfolio managers on Brinson Partners’ $1.5 billion Post-Venture Fund, a top quartile performing fund, taking large stakes in microcap public companies ($25 million to $500 million market value). He earned his CPA while at Deloitte & Touche in San Francisco and holds a B.S. summa cum laude from The Ohio State University and an MBA with high distinction from The University of Michigan. Mr. Baumel brings to our Board extensive financial, investment banking, and business experience related to technology and emerging growth companies.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2

APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2010 EMPLOYEE, DIRECTOR, AND

CONSULTANT EQUITY INCENTIVE PLAN

As of March 31, 2012, under the 2010 Employee, Director, and Consultant Incentive Plan, the Company had 1,210,250 awards granted as Stock Grants and 139,750 option shares available for grant (plus any shares that might in the future be returned to the 2010 Employee, Director, and Consultant Incentive Plan (the “Plan”), as a result of cancellations or expiration of options or the forfeiture rights).

Stockholders are requested in this Proposal 2 to approve the amendment to the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan to authorize (i) the name change of the plan from the “St. Bernard Software, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” to the “Edgewave, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” and (ii) the issuance of an additional 1,000,000 shares of common stock under such plan so as to allow for the issuance of up to 2,350,000 shares of common stock, including increasing the maximum aggregate number of ISOs, Non-Qualified Options and Stock-Based Awards which may be issued from 350,000 shares to 1,350,000 shares. If the amendment is approved, Section 3(a) of the 2010 Employee, Director and Consultant Equity Incentive Plan will be amended and restated to read as follows:

“The number of Shares which may be issued from time to time pursuant to this Plan shall be 2,350,000 Shares, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan. Notwithstanding the foregoing, the maximum aggregate number of ISOs, Non-Qualified Options and Stock-Based Awards which may be issued is 1,350,000 Shares. Stock Grants may be issued up to the maximum amount set forth in the first sentence of this paragraph.”

Stockholders are requested in this Proposal 2 to approve the amendment to the Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

The essential features of the Incentive Plan are outlined below:

GENERAL

The Plan provides for the granting of Incentive Stock Options (ISOs), Non-Qualified Options, Stock Grants and Stock-Based Awards. Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of options.

PURPOSE

The Board adopted the Plan to encourage ownership of shares by employees, directors of the Company and certain consultants to the Company and its affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an affiliate and to provide additional incentive for them to promote the success of the Company or of an affiliate. All of the approximately one hundred nine (109) employees, directors and consultants of the Company and its parents or subsidiaries are eligible to participate in the Plan.

ELIGIBILITY FOR PARTICIPATION

Each participant must be an employee, director or consultant of the Company or of an affiliate at the time of the grant. However, the Administrator of the Plan (the Board or a Committee of the Board) may authorize the grant of a Stock Right to a person not then an employee, director or consultant of the Company or of an affiliate; provided, however, that the actual grant of such Stock Right is conditioned upon such person becoming eligible to become a employee, director or consultant at or prior to the time of the execution of the agreement evidencing such Stock Right. ISOs may be granted only to employees who are deemed to be residents of the United States for tax purposes.

LIMITATION ON GRANTS

The Plan currently allows for the issuance of up to 1,350,000 shares of Common Stock. The maximum aggregate number of ISOs, Non-Qualified Options and Stock-Based Awards which may be issued is 350,000 Shares. Stock Grants may be issued up to the maximum amount of 1,350,000. In addition, generally shares of Common Stock reserved for awards under the Plan that lapse or are canceled will be added back to the share reserve available for future awards at the same rate as they were deducted from the authorized shares. The Plan provides that no participant may receive awards for more than 750,000 shares of Common Stock in any fiscal year. If the amendment to the Plan is approved, then the Plan will allow for the issuance of up to 2,350,000 shares of Common Stock. The maximum aggregate number of ISOs, Non-Qualified Options and Stock-Based Awards which may be issued will be 1,350,000 Shares. Stock Grants may be issued up to the maximum amount of 2,350,000.

ADMINISTRATION

The Plan is administered by the Board or a Board committee (the “Administrator”). Subject to the provisions of the Plan, the Board or a Board committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the award, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

The Board has the power to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board. In 2006, the Compensation Committee formed a Non-Officer Stock Option Subcommittee, or Subcommittee, currently composed of Mr. Ryan, to which it delegated authority to grant, without any further action required by the Compensation Committee, Non-Qualified stock options to non-management employees. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of Non-Qualified options to non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. In particular, the Subcommittee may not grant options to grant more than an aggregate of 10,000 shares per employee in any calendar year and all grants must be under standard terms and conditions.

TERMS AND CONDITIONS

Stock Options. The following is a description of the permissible terms of options under the Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

The Plan provides both for “incentive” stock options as defined in Section 422 of the Code and for options not qualifying as incentive options. Only employees of the Company may receive incentive stock options. The Board determines the exercise price per share of Common Stock purchasable under an incentive or non-qualified stock option.

The exercise price of stock options may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of Common Stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of the Company stock may not be less than 110% of the fair market value on the date of grant. The number of shares covered by incentive stock options which may be exercised by any participant during any calendar year cannot have an aggregate fair market value in excess of $100,000, measured at the date of grant.

Subject to any limitations or conditions the Board may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. The notice must be accompanied by payment in full of the purchase price.

Generally, stock options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable during the holder’s lifetime, or in the event of legal incapacity or incompetency, by the holder’s guardian or legal representative.

Generally, if the holder is an employee, stock options granted under the Plan may be exercised by the holder while he or she is employed by the Company or a Company subsidiary at the time of the exercise, and for a period of three months, or such other greater period as the Board may determine, after the holder ceases to be an employee for reasons other than death or disability as “disabled” is defined in Section 22(e)(3) of the Code. In the event the holder’s employment is terminated due to disability, the holder may still exercise his or her vested stock options for a period of 12 months or such other greater period as the Board may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a Company subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater period as the Board may determine or until the expiration of the stated term of the stock option, whichever period is shorter.

Restricted Stock. Restricted stock is Common Stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards. The Plan authorizes the grant of other Stock-Based Awards. Other Stock-Based Awards shall cover such number of shares of Common Stock and have such terms and conditions as the Administrator shall determine, including the grant of Common Stock based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award has to be set forth in an agreement executed by the Company and, to the extent required by law or requested by the Company, by the director, employee or consultant. The agreement has to be in a form approved by the Administrator and must contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

Assignability and Transferability. Stock Rights granted cannot be transferable by the director, employee or consultant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable agreement and no Stock Right may be transferred for value. If an ISO is transferred except in compliance with clause (i) above, then it shall no longer qualify as an ISO.

Capital Adjustments. In the event of a stock dividend or stock split, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant will be appropriately increased or decreased proportionately. In the event of a Corporate Transaction, as defined in the Plan (which includes a merger with or acquisition of the Company), the Administrator or the Board of Directors of any entity assuming the obligations of the Company under the Plan (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction). The Administrator is not obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

Term and Amendments. Unless terminated by the Board or the Stockholders, the Plan will continue to remain effective until no further awards may be granted (November 11, 2020) and all awards granted under the Option Plan are no longer outstanding. The Administrator may at any time, and from time to time, amend the Option Plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the Option Plan without the holder’s consent.

FEDERAL INCOME TAX CONSIDERATIONS.

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2010 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options. Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option exercise price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option exercise price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than the fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options. Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options. A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option exercise price. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income. An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants. With respect to stock grants under the Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee. With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including any capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2011.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1) (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,616,233	$0.27	393,419
Equity compensation plans not approved by security holders	—	—	209
Total	3,616,233	$0.27	393,628

(1)	These amounts include 1,350,000 shares of Common Stock reserved for issuance pursuant to the Plan previously approved by the Company’s stockholders. The Company has proposed to increase the number of shares available under its 2010 Employee, Director, and Consultant Incentive Plan as more fully described in this proxy statement in the section entitled “Proposal 2 — Approval of the Amendment to the Company’s 2010 Employee, Director, and Consultant Incentive Plan.”

The following equity compensation plans of the Company that were in effect as of December 31, 2011 were adopted without the approval of the Company’s security holders: 2006 Recruitment Equity Incentive Plan.

On December 18, 2006, the Board approved the Company’s 2006 Recruitment Equity Incentive Plan (the “2006 Recruitment Plan”). An aggregate of five hundred thousand (500,000) shares of the Company’s common stock is eligible to be issued under the 2006 Recruitment Plan. The Board approved the 2006 Recruitment Plan to provide a means by which the Company will be able to retain the services of persons not previously employed by EdgeWave, as an inducement to individuals to become employed by EdgeWave and to provide incentives for such persons to exert maximum efforts for the success of EdgeWave and its subsidiaries. The 2006 Recruitment Plan provides for the grant of stock options, restricted stock awards, stock appreciation rights, phantom stock awards and other stock awards (collectively, the “Stock Awards”). Generally, new employees of EdgeWave who are hired as regular employees and perform regular employment services for EdgeWave or its subsidiaries will be eligible for Stock Awards. The 2006 Recruitment Plan is administered by the Board or an authorized Committee of the Board. Subject to the terms of the 2006 Recruitment Plan, the Board determines recipients, dates of grant, the numbers and types of Stock Awards to be granted, and the terms and conditions of the Stock Awards, including the period of their exercisability and vesting.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee designated Squar, Milner, Peterson, Miranda & Williamson, LLP, or Squar, as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2012 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the 2012 Annual Meeting. Squar has been the Company’s Independent Registered Public Accounting Firm since December 4, 2007. Squar has advised the Company that, in accordance with professional standards, they will not perform any non-audit service that would impair their independence for purposes of expressing an opinion on the Company’s financial statements. Representatives of Squar are expected to be present at the 2012 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the selection of Squar as the Company’s Independent Registered Public Accounting Firm. However, the Audit Committee of the Board is submitting the selection of Squar to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Squar. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

In connection with the audit of the 2011 financial statements, the Company entered into an engagement agreement with Squar which sets forth the terms by which Squar will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures.

The 2011 and 2010 fees listed in the table below under Audit Fees represent fees billed by Squar for services provided to the Company in connection with the audits of our financial statements for the fiscal years ended December 31, 2011 and 2010, reviews of the financial statements included in each of our quarterly reports on Form 10Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements during those years. Audit-Related Fees listed in the table below for 2011 and 2010 represent fees billed by Squar for services provided to the Company in connection with audits of the Company’s 401(k) Plan for the year ended December 31, 2010 and 2009.

	Fiscal Year Ended (in thousands)
	2011	2010
Audit Fees	$117	$131
Audit-related Fees	8	8
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$125	$139

All fees described above related to engagement of the Company’s Independent Registered Public Accounting Firm were approved by the Audit Committee or the Board of Directors.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Squar. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Squar’s report on the financial statements for the fiscal year ended December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles. There were no disagreements between the Company and Squar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that would have caused Squar to report the disagreement if it had not been resolved to the satisfaction of Squar.

During the Company’s two most recent fiscal years, neither the Company nor anyone on its behalf consulted Squar regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Squar concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent director” including those set forth in pertinent listing standards of The Nasdaq Stock Market, LLC, or Nasdaq, as in effect from time to time. Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined Messrs. Polanen, van Hedel and Baumel to be independent directors within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board found that neither Messrs. Polanen, Baumel nor van Hedel had a material or other disqualifying relationship with the Company. Mr. Ryan, the Company’s Chief Executive Officer and Chairman of the Board of Directors, is not an independent director by virtue of his employment with the Company.

Board’s Leadership Structure

The Board’s current leadership structure is characterized by a combined Chairman of the Board and CEO. The Board believes that its current leadership structure provides sufficient independent board leadership and engagement while deriving the benefit of having our CEO also serve as Chairman of the Board. As the individual with primary responsibility for managing the Company’s day-to-day operations and with in-depth knowledge and understanding of the Company, our CEO is best positioned to chair regular Board meetings as we discuss key business and strategic issues. The Board believes that this combined structure along with our two independent directors provides a sufficient level of independent oversight.

Risk Oversight

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk oversight is to understand the risks our Company faces, the steps management is taking to manage those risks and to assess management’s appetite for risk. It is management’s responsibility to manage risk and bring to the Board’s attention material risks facing our Company. Our Board receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments which are each integrated with enterprise-risk exposures. Our Board also approves our CEO’s performance goals for each year. In doing so, the Board has an opportunity to ensure that the CEO’s goals include responsibility for broad risk management. The involvement of the full Board in setting our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

While the Board has the ultimate responsibility for overall risk oversight, each committee of the Board also has responsibility for particular areas of risk oversight. For example, the Audit Committee focuses on financial risk and internal controls. In addition, the Board of Directors, acting in lieu of the Compensation Committee in 2011, evaluates, reviews and sets compensation/benefit programs that encourage decision making predicated upon a level of risk consistent with our business strategy affecting employees as well as those applicable to executive officers. Finally, the Board of Directors acting in lieu of the Governance and Nominating Committee oversees governance and succession risk, including Board and CEO succession and evaluates director skills and qualifications to appoint particular directors to our standing committees based upon the needs of that committee.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met eight (8) times during 2011. All directors attended at least 75% of the aggregate meetings of the Board, and of the committees on which they served, held during the period for which they were directors or committee members, respectively. We encourage our Board members to attend our annual stockholder meetings (in person or electronically). In 2011, all members of our Board of Directors attended our annual meeting held on June 15, 2011.

The Nominating and Governance Committee of the Board was dissolved effective June 24, 2009. The Board of Directors assumed the responsibility for identifying individuals qualified to become members of the Board and recommending to the Board individuals to be considered as nominees for election as directors at the annual meeting of stockholders of the Company. The Board of Directors has also assumed the responsibility of reviewing and evaluating incumbent directors, overseeing all aspects of the Company’s corporate governance functions, developing and adopting corporate governance principles applicable to the Company (which are designed to help the Board satisfy its obligations to the stockholders of the Company) and is responsible for other affairs relating to directors of the Company, including director compensation.

The Board of Directors considers director candidates recommended by stockholders. The Board does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Board to become nominees for election to the Board may do so by delivering a written recommendation to the Board of Directors at the following address: 15333 Avenue of Science, Suite 100, San Diego, CA 92128 at least 120 days prior to the anniversary date of the mailing of the Company’s proxy statement for the last Annual Meeting of Stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has two committees: an Audit Committee and a Compensation Committee. The Nominating and Corporate Governance Committee was dissolved on June 24, 2009. The following table provides membership and meeting information for fiscal 2011 for each of the Board committees:

Name	Audit	Compensation
Louis E. Ryan (1)
Bart A. M. van Hedel (2)	X	X
Humphrey Polanen (3)	X	X
William Baumel	X	X
Total meetings in fiscal 2011	5	1

(1)	Chairman of the Board of Directors.
(2)	Chairman of the Compensation Committee.
(3)	Chairman of the Audit Committee.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions including:

•	the selection and appointment, retention, compensation, termination and oversight of the work of the Company’s independent auditor;

•	review with management and the independent auditor of any material conflicts or disagreements regarding financial reporting or accounting practices and policies of the Company;

•	approval of all audit and non-audit services to be performed by the independent auditor, as well as the scope of the services to be provided and the compensation to be paid for such services;

•	review and discussion with management of all the disclosures required to be included in periodic reports filed by the Company;

•	review of all relationships between the independent auditor and the Company and evaluation of the independent auditor’s independence;

•	review of reports from the independent auditor describing the independent auditor’s internal quality control procedures;

•	review of reports required to be submitted to the Company by the independent auditor concerning the independent auditor’s internal quality control procedures and reviews;

•	evaluation of the independent auditor’s qualifications and performance;

•	confirmation that the lead audit partner for the Company’s independent auditor has not performed audit services for the Company for each of the five previous years;

•	review of the Company’s financial statements for each interim period and any changes in accounting policies that have occurred during the interim periods;

•

discussion of guidelines and policies governing the procedures for risk assessment and risk management for the Company including discussion of the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

•

review with counsel and the independent auditor and management of any significant regulatory or other legal or accounting initiatives or matters that could have a material impact on the Company’s financial statements;

•

discussion regarding the responsibilities, budget and staffing of the Company’s internal audit function and reviews of the scope, quality and adequacy of the Company’s internal controls over financial reporting and disclosure; and

•

establishment of procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, audit matters and establish procedures for the confidential submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee is composed of three directors: Messrs. Polanen, Baumel, and van Hedel. The Audit Committee met five times during 2011. The Audit Committee has adopted a written charter that is available to stockholders on the Company’s website at http://www.edgewave.com/investor/corp_governance.asp.

The Board of Directors reviews the SEC listing standards definition of independence for Audit Committee members on an annual basis and has determined that Mr. Polanen and Mr. Baumel of the Company’s Audit Committee are independent (as “independence” is currently defined in the applicable Nasdaq listing standards). The Board of Directors has determined that Mr. Polanen and Mr. Baumel qualify as “Audit Committee financial experts,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Polanen’s and Mr. Baumel’s level of knowledge and experience based on a number of factors, including their formal education, their ability to read and understand fundamental financial statements and understanding of Generally Accepting Accounting Practices (“GAAP”), Mr. Baumel’s licensure as a CPA (non-practicing) and prior work experience as an auditor with Deloitte & Touche, their experience as chief executive officers, Mr. Polanen’s experience as a chief financial officer, and their venture capitalist backgrounds.

Report of the Audit Committee of the Board of Directors*

The Audit Committee of the Board of Directors has furnished the following report:

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2011 with management of the Company. The Audit Committee has discussed with Squar, Milner, Peterson, Miranda and Williamson, LLP, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Interim Auditing Standards AU Section 380, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent accountants their firm’s independence with respect to the Company. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report in Form 10-K for the fiscal year ended December 31, 2011.

Mr. Humphrey Polanen

Mr. Bart A. M. van Hedel

Mr. William Baumel

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Compensation Committee of the Board of Directors is composed of three directors: Messrs. Polanen, Baumel and van Hedel. Mr. Polanen and Mr. Baumel meet the standards of “independence” within the meaning of the applicable Nasdaq listing standards. The Compensation Committee has adopted a written charter that is available to stockholders on the Company’s website at http://www.edgewave.com/investor/corp_governance.asp. During 2011, the Company has maintained compliance with the provision in the Compensation Committee charter requiring that the Compensation Committee consist of at least two directors and that each of the director’s satisfy the independence requirements set forth in the charter.

The Compensation Committee of the Board of Directors acts on behalf of the Board to review, adopt or recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs, including:

•	establishment of annual and long-term performance goals and objectives for the Chief Executive Officer and all other officers and senior executives who report directly to the Chief Executive Officer;

•	evaluation of the performance of the Chief Executive Officer and all other officers and senior executives in light of the approved performance goals and objectives of the Company;

•

determination of the compensation of the Chief Executive Officer and all other officers and senior executives based on the evaluation of the performance of the Chief Executive Officer, and all other officers and senior executives, respectively;

•	recommendation to the Board with respect to incentive compensation plans and equity-based plans;

•	together with the Board, they administer the granting of stock options and awards under the Company’s stock option plans; and

•	production of an annual report on executive compensation for inclusion in the Company’s annual proxy statement in accordance with applicable rules and regulations.

In 2011, the Compensation Committee met once. However, and with the exception of that one meeting, the responsibility of the Compensation Committee was performed by the full Board in 2011.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets annually and with greater frequency, if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the CEO and legal counsel. From time to time, various members of management, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate. In 2006, the Compensation Committee formed a Non-Officer Stock Option Subcommittee, or Subcommittee, currently composed of Mr. Ryan, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock options to employees who are not officers or management of the Company. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. In particular, the Subcommittee may not grant options to acquire more than an aggregate of 10,000 shares per employee in any calendar year and all grants must be under standard terms and conditions. Typically, as part of its oversight function, the Compensation Committee will review on a quarterly basis the list of grants made by the Subcommittee. The Subcommittee granted 298,187 options to purchase shares to non-officer employees in 2011.

The Compensation Committee establishes and makes, directly and sometimes by recommendations made to the Board of Directors, most significant adjustments to annual compensation, variable (bonus) compensation and equity awards of or to the executive officers of the Company and other direct reports to the Chief Executive Officer. The Compensation Committee also considers compensation for new executive hires. Generally, the Compensation Committee’s process comprises of two related elements: the determination of compensation levels and the establishment of performance objectives. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive stock ownership information, analyses of historical executive compensation levels and executive compensation paid at similar companies, including industry, location and size, identified by EdgeWave’s management.

Nominating and Corporate Governance Committee

The Board of Directors does not currently have a Nominating and Corporate Governance Committee, which was dissolved in June 2009 due to a lack of a sufficient number of independent directors. The entire Board of Directors currently performs the functions of a nominating committee. The Board considers diversity in identifying candidates by generally seeking to achieve a diversity of occupational and personal backgrounds on the Board. However the Board has no formal policy regarding diversity.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. This information is included in the Company’s Corporate Governance Guidelines available on the Company’s website at http://www.edgewave.com/investor/corp_governance.asp.

CODE OF ETHICS

The Company has adopted the EdgeWave Code of Ethics and Business Conduct that applies to all officers, directors and employees. The Code of Ethics and Business Conduct is available on our website at http://www.edgewave.com/investor/corp_governance.asp. If the Company makes any substantive amendments to the Code of Ethics and Business Conduct or grants any waiver from a provision of the Code of Ethics and Business Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

CORPORATE GOVERNANCE GUIDELINES

In September 2006, the Board of Directors documented the governance practices followed by the Company by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines were adopted by the Board to, among other things, reflect changes to the Securities and Exchange Commission rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at http://www.edgwave.com/investor/corp_governance.asp.

AFFILIATE TRANSACTIONS AND RELATIONSHIPS

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of April 30, 2012:

Name	Age	Positions
Louis E. Ryan	57	Chief Executive Officer and Chairman of the Board of Directors
David D. Maquera	49	President
Thalia Gietzen	49	Vice President of Finance
David Smith	52	Senior Vice President of Worldwide Commercial Sales

For a discussion of Mr. Ryan’s biographical information, see “Proposal 1 Election of Directors”.

David D. Maquera, age 49, is currently serving as President, effective February 2, 2012. Prior to this appointment, Mr. Maquera was the Chief Strategy Officer and Senior Vice President of Clearwire, where he led corporate initiatives that produced strategic partnerships and funding opportunities. Earlier in his career, Mr. Maquera also led and performed strategic analysis and planning for senior management of large international clients at McKinsey & Company.

Thalia Gietzen, age 49, is currently serving as Vice President of Finance effective June 1, 2009. Thalia Gietzen joined the Company in December 2007 as Corporate Controller. From 1994 to 2007 and prior to joining EdgeWave, Ms. Gietzen served as the CFO at a $20 million telecommunications company.

David Smith, age 52, is currently serving as Senior Vice President of World Wide Commercial Sales, effective October 16th, 2010. Prior to this appointment Mr. Smith was Vice President of Sales at Frontrange Solutions, a $130 million IT services software company, for 6 years. Before Frontrange Solutions, Mr. Smith was VP of Sales for the Americas at 3Com Corporation.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 31, 2012 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership (1)
Directors And Executive Officers	Number of Shares	Percent of Total
Humphrey Polanen (2)	594,519	2.93%
Bart van Hedel (3)	3,502,889	17.28%
Louis E. Ryan (4)	3,184,669	15.71%
William Baumel (5)	3,334,654	9.99%
David D. Maquera (6)	700,000	3.45%
Thalia Gietzen (7)	141,963	*
David Smith (8)	310,250	1.53%

All executive officers and directors as a group (7 persons)	11,768,944	58.07%

Principal Stockholders
ATA Management II, LLC (9)	5,446,481	9.99%
RWI Ventures II, L.P. (10)	3,272,154	9.99%
John Jones (11)	905,038	4.47%

*	Less than one percent.

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. In computing the number of shares and percentage ownership beneficially owned by a stockholder, shares of common stock subject to options, warrants or convertible notes that are exercisable or convertible currently or within 60 days of March 31, 2012 are deemed outstanding. This table is based upon information supplied to the Company by its officers, directors and principal stockholders and Schedules 13D and 13G filed by our principal stockholders with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes, based on information supplied by the stockholders, that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 17,023,933 shares outstanding on March 31, 2012, as adjusted pursuant to Rule 13d-3 promulgated by the SEC.
(2)	Number of shares includes 433,409 shares of common stock and 161,110 shares underlying options to purchase common stock. The business address for Mr. Polanen is 200 Town and Country Village, Palo Alto, California 94301.
(3)	Number of shares includes 4,197 shares held in Mr. van Hedel’s name, 2,591,962 shares of common stock held in trust by Stichting Trustee Ai-Investments for Perennial Investments B.V., BeeBird Corporate Finance C.V. and others, 720,440 shares of common stock held by Beebird Corporate Finance C.V, and 186,290 shares of underlying options to purchase common stock. Of the 2,591,962 shares of common stock held in the name of Stichting Trustee Ai-Investments, Mr. van Hedel disclaims beneficial ownership of 1,045,676 shares of common stock. Of the 720,440 shares of common stock held by Beebird Corporate Finance C.V, an entity indirectly owned and controlled by Mr. van Hedel, Mr. van Hedel disclaims beneficial ownership of 702,582 shares of common stock. Mr. van Hedel is a board member for Stichting Trustee Ai-Investments and managing director for Perennial Investments B.V. The business address for Mr. van Hedel is Dijsselhofplantsoen 14, 1077 BL, Amsterdam, The Netherlands.
(4)	Number of shares includes 2,544,781 shares of common stock and 639,888 shares underlying options to purchase common stock.
(5)	Number of shares includes 37,500 shares of common stock beneficially owned by Mr. Baumel through the William & Jill Baumel Trust U/A DTD 10/02/2001, William R. Baumel & Jill M. Baumel TTEE, for which Mr. Baumel claims beneficial ownership and 25,000 shares underlying options to purchase common stock. In addition, the number of shares includes 3,272,154 shares of common stock beneficially owned by RWI Ventures II, L.P., over which Mr. Baumel shares voting and investment control in his capacity as co-managing member of its general partner, RWI Ventures II Management LLC. The 3,272,154 shares are comprised of: 718,357 shares of common stock, warrants to purchase up to 69,976 shares of common stock at an exercise price of $1.10 per share which are immediately exercisable and expire on August 2, 2014, and convertible notes which are convertible into 2,483,821 shares of common stock based on a conversion price of $0.70 per share. The convertible notes and warrants are reduced for purposes of beneficial ownership calculation in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934 and are not convertible or exercisable to the extent the number of shares of common stock to be issued pursuant to such conversion or exercise would exceed, when aggregated with all other shares of common stock beneficially owned by the holder at such time, 9.99% of the then issued and outstanding shares of our common stock per the secured subordinated convertible note agreement between RWI Ventures II, L.P. and EdgeWave, Inc. The holders of the convertible notes and warrants may waive this ownership limitation upon 61 days prior notice to us. Mr. Baumel disclaims beneficial ownership of the 3,272,154 shares of common stock owned by RWI Ventures II, L.P. except to the extent of his pecuniary interest therein.
(6)	Shares are subject to forfeiture rights which lapses over a four year period.
(7)	Number of shares includes 1,428 shares of common stock and 140,535 shares underlying options to purchase common stock.
(8)	Shares are subject to forfeiture rights which lapses over a four year period. On December 31, 2011, 77,563 shares of common stock were released to Mr. Smith.
(9)

The reported securities are beneficially owned directly by ATA Management II, LLC, the general partner of ATA Ventures II, ATA Affiliates II and ATA Investment II, and may be deemed to have sole power to vote and sole power to dispose of shares of the issuer directly owned by ATA Ventures II, ATA Affiliates II and

ATA Investment II. ATA Management II, LLC disclaims beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. The number of shares are comprised of: 1,235,199 shares of common stock which is comprised of 1,213,452 shares of common stock held by ATA Ventures II, L.P., 18,122 shares of common stock held by ATA Affiliates Fund II, L.P., and 3,625 shares of common stock held by ATA Investment Fund II, L.P. In addition, the number of shares includes warrants to purchase up to 120,282 shares of common stock at an exercise price of $1.10 per share which are immediately exercisable and expire on August 2, 2014, and convertible notes which are convertible into 4,091,000 shares of common stock based on a conversion price of $0.70 per share. The convertible notes and warrants are reduced for purposes of beneficial ownership calculation in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934 and warrants are not convertible or exercisable to the extent the number of shares of common stock to be issued pursuant to such conversion or exercise would exceed, when aggregated with all other shares of common stock beneficially owned by the holder at such time, 9.99% of the then issued and outstanding shares of our common stock per the secured subordinated convertible note agreement between ATA Management II, LLC and EdgeWave, Inc. The holders of the convertible notes and warrants may waive this ownership limitation upon 61 days prior notice to us. The business address for ATA Management II, LLC is 203 Redwood Shores Parkway #550, Redwood City, CA 94065.
(10)	The reported securities are beneficially owned directly by RWI Ventures II, L.P., and indirectly by RWI Ventures II Management LLC, as general partner of RWI Ventures II, L.P., and William R. Baumel and Mark J. Foley, as co-managing members of RWI Ventures II Management LLC. RWI Ventures II Management LLC and each of Messrs. Baumel and Foley disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. The number of shares are comprised of: 718,357 shares of common stock, warrants to purchase up to 69,976 shares of common stock at an exercise price of $1.10 per share which are immediately exercisable and expire on August 2, 2014, and convertible notes which are convertible into 2,483,821 shares of common stock based on a conversion price of $0.70 per share. The convertible notes and warrants are reduced for purposes of beneficial ownership calculation in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934 and are not convertible or exercisable to the extent the number of shares of common stock to be issued pursuant to such conversion or exercise would exceed, when aggregated with all other shares of common stock beneficially owned by the holder at such time, 9.99% of the then issued and outstanding shares of our common stock per the secured subordinated convertible note agreement between RWI Ventures II, L.P. and EdgeWave, Inc. The holders of the convertible notes and warrants may waive this ownership limitation upon 61 days prior notice to us. The business address for RWI Ventures II, L.P. is 900 E. Hamilton Avenue, Suite 100, Campbell, CA 95008.
(11)	Mr. Jones was the Company’s President and Chief Executive Officer from July 27, 2006 until November 1, 2006. The number of shares provided is based on the latest information available to us.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2011, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except for the late filing of Form 4 by Ms. Gietzen. On July 1, 2011, Ms. Gietzen acquired 1,428 shares pursuant to the Company’s 2006 Employee Stock Purchase Plan for which Ms. Gietzen filed a Form 4 with the SEC on April 17, 2012.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards		Option Awards (*)		Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation		Total
Louis E. Ryan	2011	$309,000	$112,000	$50,000	(2)	—		—	—	$74,000	(3)	$545,000
Chief Executive Officer and Chairman of the Board of Directors (1)	2010	$273,000	$60,000	—		—		—	—	$74,000	(3)	$407,000

Brian Nugent	2011	$67,000	$19,000	—		—		—	—	$113,000	(5)	$199,000
Former Chief Operating Officer (4)	2010	$143,000	$43,000	—		$145,000	(6)	—	—	—		$331,000

Thalia Gietzen	2011	$199,000	$14,000	—		$7,000	(8)	—	—	—		$220,000
Vice President of Finance (7)	2010	$185,000	$15,000	—		—		—	—	—		$200,000

David Smith	2011	$225,000	—	—		—		—	—	$180,000	(10)	$405,000
Senior Vice President of Worldwide Commercial Sales (9)	2010	$38,000	—	$180,000	(11)	—		—	—	$38,000	(12)	$256,000

Bob Crowe	2011	$225,000	—	—		$5,000	(14)	—	—	—		$230,000
Vice President of Engineering (13)	2010	$225,000	—	—		$17,000	(15)	—	—	—		$242,000

Jim Sackman	2011	$225,000	—	—		—		—	—	—		$225,000
General Manager Messaging Security Operations (16)	2010	$84,000	—	—		—		—	—	—		$84,000

(*)	Amounts shown here were calculated utilizing the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718 (formerly SFAS No. 123R (revised 2004)), “Compensation—Stock Compensation”.
(1)	Mr. Louis E. Ryan was hired as Chief Executive Officer effective January 15, 2009.
(2)	On September 14, 2011, restricted stock grants for 200,000 shares of the Company’s common stock were made to Mr. Ryan pursuant to the 2010 Employee, Director and Consultant Equity Incentive Plan with no Company lapsing forfeiture provision.
(3)	Represents $74,000 in reimbursements for travel and lodging costs between Northern California and San Diego for 2011 and 2010.
(4)	Mr. Brian Nugent was hired as Chief Operating Officer on April 28, 2010. Mr. Nugent resigned on April 26, 2011.
(5)	Consists of $113,000 in severance paid in 2011.
(6)

On April 28, 2010, stock option grants for 500,000 shares of the Company’s common stock were made to Mr. Nugent at an exercise price of $0.29 per share under the Company’s 2006 Stock Option Plan. These options vest over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant.

(7)	Ms. Gietzen has held the position of VP of Finance since June 1, 2009.
(8)

On August 8, 2011, stock option grants for 50,000 shares of the Company’s common stock were made to Ms. Gietzen at an exercise price of $0.26 per share under the Company’s 2005 Stock Option Plan. The options vest over four years as follows: one-fourth (1/4) of the option vests on the first anniversary of the grant date and the remaining three-fourths (3/4) of the option vests in equal monthly installments from the 13th through the 48th month from the date of the grant.

(9)	Mr. David Smith was hired as Senior Vice President of Worldwide Commercial Sales on October 18, 2010.
(10)	Represents $108,000 in commissions paid in 2011 and reimbursements of $72,000 for travel and lodging costs between Utah and San Diego.
(11)

On December 23, 2010, a stock award grant for 310,250 shares of the Company’s common stock was granted to Mr. Smith pursuant to the 2010 Employee, Director and Consultant Equity Incentive Plan with the following vesting schedule (i) If Mr. Smith’s employment is terminated prior to the first anniversary of the date of the grant, all of the shares will be forfeited to the Company; (ii) If Mr. Smith’s employment is terminated on or after the first anniversary of the date of the grant but prior to the second anniversary of the date of the grant, then 75% of the shares will be forfeited to the; (iii) If Mr. Smith’s employment is terminated on or after the second anniversary of the date of the grant but prior to the third anniversary of the date of the grant, then 50% of the shares will be forfeited to the Company; (iv) If

Mr. Smith’s employment is terminated on or after the third anniversary of the date of the grant but prior to the 4th anniversary of the date of the grant, then 25% of the shares will be forfeited to the Company; (v) If Mr. Smith is not terminated prior to the fourth anniversary of the date of the grant, then the forfeiture right expires.
(12)	Represents $20,000 in commissions paid in 2010 and reimbursements of $18,000 for travel and lodging costs between Utah and San Diego.
(13)	Mr. Bob Crowe held the position of Vice President of Technical Operations until May 11, 2007. He was then rehired on August 1, 2009 as Vice President of Engineering.
(14)

On August 8, 2011, stock option grants for 35,000 shares of the Company’s common stock were made to Mr. Crowe at an exercise price of $0.26 per share under the Company’s 2005 Stock Option Plan. The options vest over four years as follows: one-fourth (1/4) of the option vests on the first anniversary of the grant date and the remaining three-fourths (3/4) of the option vests in equal monthly installments from the 13th through the 48th month from the date of the grant.

(15)

On May 27, 2010, stock option grants for 50,000 shares of the Company’s common stock were made to Mr. Crowe at an exercise price of $0.34 per share under the Company’s 2005 Stock Option Plan. The options vest over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant.

(16)	Mr. Jim Sackman was hired as GM Messaging Security Operation on August 2, 2010 as a result of the Company’s acquisition of substantially all the assets of Red Condor, Inc. Mr. Sackman’s employment terminated on February 2, 2012.

LOUIS E. RYAN EMPLOYMENT AGREEMENT

The Company entered into an Amended and Restated Employment Agreement with Louis E. Ryan, to serve as the Company’s Chief Executive Officer on September 14, 2011 with an effective date of July 1, 2011.

Pursuant to the terms of the Amendment, Mr. Ryan is entitled to receive payments of $14,583 (before deductions made at Mr. Ryan’s request, if any, and deductions required by federal, state and local law) twice per month, which is an increase from his previous monthly base salary. Additionally, the Company granted Mr. Ryan 200,000 restricted shares of the Company’s Common Stock out of the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan with no Company lapsing forfeiture right. The Company also agreed to reimburse Mr. Ryan for housing and automobile related expenses in an amount not to exceed five thousand dollars ($5,000) per month pursuant to the Company’s accountable plan. The Employment Agreement has a term of twenty-four (24) months, after which the Mr. Ryan’s employment shall continue on an “at-will” basis (unless the parties enter into a new contract).

In the event that Mr. Ryan is terminated by the Company without “Cause”, resigns for “Good Reason” or is terminated in connection with a Change of Control (as these terms are defined in the Employment Agreement), then Mr. Ryan shall receive from the Company following the date of such termination, with appropriate deductions and withholdings, (i) the Base Salary for the remaining term of the Mr. Ryan’s Employment Agreement, but no less than for a period of twelve (12) months from the date of termination payable semi-monthly in accordance with the Company’s regular payroll practices, (ii) COBRA premium until the earlier of the expiration of the severance period or until Mr. Ryan finds another job that provides at least substantially similar health insurance, and (iii) the acceleration by twelve (12) months of Mr. Ryan’s unvested stock options.

In the event that Mr. Ryan is terminated by the Company for failing to achieve performance targets set by the Company, then Mr. Ryan shall receive from the Company following the date of such termination, with appropriate deductions and withholdings, (i) the Base Salary for a period of six (6) months from the date of termination payable semi-monthly in accordance with the Company’s regular payroll practices, (ii) COBRA premium until the earlier of the expiration of the six months severance period or until Mr. Ryan finds another job that provides at least substantially similar health insurance, and (iii) the acceleration by six (6) months of Mr. Ryan’s unvested stock options.

Mr. Ryan has been a Board Member since July 2006 and currently serves as the Chairman of the Board of Directors.

DAVID D. MAQUERA EMPLOYMENT AGREEMENT

The Company entered into an Employment Agreement with David D. Maquera, to serve as the Company’s President on February 2, 2012.

Pursuant to the terms of the Employment Agreement, Mr. Maquera is entitled to receive semi-monthly payments of $10,417 (before deductions made at Mr. Maquera’s request, if any, and for deductions required by federal, state and local law) twice per month, which equates to an annualized amount of $250,000. Additionally, Mr. Maquera is entitled to receive a quarterly performance bonus of up to $37,500 per quarter based on achieving specific performance targets to be established by the Board of Directors and set forth in the variable compensation plan. Additionally, the Company also granted Mr. Maquera 700,000 restricted shares of the Company’s Common Stock out of the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan (the “Plan”) at a per share purchase price of $0.01. The grant of the restricted shares is subject to following vesting schedule (i) If Mr. Maquera’s employment is terminated prior to the first anniversary of the date of the grant, all of the shares will be forfeited to the Company; (ii) If Mr. Maquera’s employment is terminated on or after the first anniversary of the date of the grant but prior to the second anniversary of the date of the grant, then 75% of the shares will be forfeited to the Company; (iii) If Mr. Maquera’s employment is terminated on or after the second anniversary of the date of the grant but prior to the third anniversary of the date of the grant, then 50% of the shares will be forfeited to the Company; (iv) If Mr. Maquera’s employment is terminated on or after the third anniversary of the date of the grant but prior to the 4th anniversary of the date of the grant, then 25% of the shares will be forfeited to the Company; (v) If Mr. Maquera is not terminated prior to the fourth anniversary of the date of the grant, then the forfeiture right expires. Mr. Maquera’s employment is on an “at-will” basis and not for any specific time period, although if he is terminated without cause, as “cause” is defined in the Offer Letter, then Mr. Maquera’s “unvested” restricted stock awards will accelerate by 50% and “vest” immediately upon the later date of the Change of Control or resignation for “Good Reason” and the date the Release Agreement is signed and becomes effective.

THALIA GIETZEN EMPLOYMENT AGREEMENT

On July 9, 2009, the Company and Thalia Gietzen entered into an Employment Agreement, amended on March 24, 2011, with an effective date of April 1, 2011. Under the terms of the Employment Agreement, Ms. Gietzen serves as Vice President of Finance with an effective date of June 1, 2009.

Pursuant to the terms of the Employment Agreement, Ms. Gietzen is entitled to receive semi-monthly payments of $8,541.67 (before deductions made at Employee’s request, if any, and for deductions required by federal, state and local law). Additionally, as part of Ms. Gietzen’s original employment agreement, the Company granted Ms. Gietzen 100,000 non-qualified stock options under the Company’s 2005 Stock Option Plan to vest in equal installments of 1/36 per month over three years starting on the date of the grant. Ms. Gietzen’s employment is on an “at-will” basis and not for any specific time period, although if she is terminated without cause, as “cause” is defined in the Offer Letter, then Ms. Gietzen is entitled to receive three (3) months severance.

DAVID SMITH EMPLOYMENT AGREEMENT

The Company entered into an Employment Agreement with David Smith, to serve as the Company’s Senior Vice President of Worldwide Commercial Sales on October 18, 2010.

Pursuant to the terms of the Employment Agreement, Mr. Smith is entitled to receive semi-monthly payments of $9,375 (before deductions made at Employee’s request, if any, and for deductions required by federal, state and local law). Additionally, Mr. Smith is entitled to receive monthly commission on sales based on the terms and conditions of the 2010—2011 Sales Variable (Commission) Compensation Plan established by the Board of Directors. The Company also granted Mr. Smith 310,250 restricted shares. The grant of the restricted shares is subject to following vesting schedule (i) If Mr. Smith’s employment is terminated prior to the first anniversary of the date of the grant, all of the shares will be forfeited to the Company; (ii) If Mr. Smith’s employment is terminated on or after the first anniversary of the date of the grant but prior to the second anniversary of the date of the grant, then 75% of the shares will be forfeited to the Company; (iii) If Mr. Smith’s employment is terminated on or after the second anniversary of the date of the grant but prior to the third anniversary of the date of the grant, then 50% of the shares will be forfeited to the Company; (iv) If Mr. Smith’s employment is terminated on or after the third anniversary of the date of the grant but prior to the 4th anniversary of the date of the grant, then 25% of the shares will be forfeited to the Company; (v) If Mr. Smith is not terminated prior to the fourth anniversary of the date of the grant, then the forfeiture right expires. Mr. Smith’s employment is on an “at-will” basis and not for any specific time period, although if he is terminated without cause, as “cause” is defined in the Offer Letter, then Mr. Smith may be entitled to receive six (6) months severance.

OUTSTANDING EQUITY AWARDS VALUE AT FISCAL YEAR-END TABLE

Option Awards								Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price			Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
Louis E. Ryan Chief Executive Officer and Chairman of the Board of Directors	146,666 63,708 40,277 175,000 25,000 100,000 50,000	(1) (2) (1) (2) (2) (2) (2)	18,334 36,292 9,723 — — — —	$ $ $ $ $ $ $	0.15 0.20 0.20 0.25 0.25 0.25 0.25	(3) (3) (3) (3)	04/02/2019 01/19/2020 07/09/2019 11/12/2017 07/23/2017 08/19/2018 09/07/2016	—		—

Thalia Gietzen Vice President of Finance	13,300 15,000 80,555 15,000 —	(2) (2) (1) (2)	6,700 — 19,445 — 50,000	$ $ $ $ $	0.16 0.25 0.20 0.25 0.26	(3) (3)	12/17/2019 01/16/2018 07/09/2019 08/21/2018 08/08/2021	—		—

David Smith Senior Vice President of Worldwide Commercial Sales	—		—		—		—	232,687	(4)	$147,000	(5)

(1)	Options vest in equal installments of 1/36 per month over a three (3) year period, starting on the date of the grant, and until such options are vested in full.
(2)

Options vest over three years as follows: one-third (1/3) of the option vests on the first anniversary of the grant date and the remaining two-thirds (2/3) of the option vests in equal monthly installments from the 13th through the 36th month from the date of the grant.

(3)

On February 9, 2009, the Board of Directors of the Company approved an amendment reducing the exercise price of the amended option grants to $0.25, which was the closing fair market price of the Company’s common stock on February 10, 2009. The intention of the Board of Directors in approving the amendment was to reestablish the incentive and retentive value of the amended stock options. See Note 2 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 regarding the assumptions underlying the valuation of these option grants under SFAS 123R.
(4)	The stock awards were granted pursuant to the 2010 Employee, Director and Consultant Equity Incentive Plan with the following vesting schedule (i) If Mr. Smith’s employment is terminated prior to the first anniversary of the date of the grant, all of the shares will be forfeited to the Company; (ii) If Mr. Smith’s employment is terminated on or after the first anniversary of the date of the grant but prior to the second anniversary of the date of the grant, then 75% of the shares will be forfeited to the Company; (iii) If Mr. Smith’s employment is terminated on or after the second anniversary of the date of the grant but prior to the third anniversary of the date of the grant, then 50% of the shares will be forfeited to the Company; (iv) If Mr. Smith’s employment is terminated on or after the third anniversary of the date of the grant but prior to the 4th anniversary of the date of the grant, then 25% of the shares will be forfeited to the Company; (v) If Mr. Smith is not terminated prior to the fourth anniversary of the date of the grant, then the forfeiture right expires.
(5)	The amount shown here was calculated utilizing the provisions of ASC 718 using the grant date fair value.

DIRECTOR COMPENSATION TABLE (1)

Name	Fees Earned or Paid in Cash	Stock Awards		Option Awards		All Other Compensation	Total
Louis E. Ryan	—	$50,000	(2)	—		—	$50,000
Humphrey P. Polanen	$15,000	—		$7,000	(3)	—	$22,000
Bart A.M. van Hedel	$15,000	—		$7,000	(3)	—	$22,000
William Baumel	$15,000	—		$7,000	(3)	—	$22,000

(1)	At December 31, 2011, each director had the following aggregate number of stock option awards outstanding: Mr. Ryan 665,000, Mr. Polanen 200,000 shares, Mr. van Hedel 229,377 shares, and Mr. Baumel 50,000 shares.
(2)	Amounts shown here were calculated utilizing the provisions as codified in ASC 718 (formerly SFAS No. 123R (revised 2004)), “Compensation – Stock Compensation”. On September 14, 2011, a stock award for 200,000 shares of the Company’s common stock was made to Mr. Ryan pursuant to the 2010 Employee, Director and Consultant Equity Incentive Plan and with no Company Lapsing Forfeiture Right (as such term is defined in the 2010 Plan i.e. fully vested) once granted.
(3)	Amounts shown here were calculated utilizing the provisions as codified in ASC 718 (formerly SFAS No. 123R (revised 2004)), “Compensation – Stock Compensation”. On August 8, 2011, stock option grants for 50,000 shares of the Company’s common stock were made to Messrs. Polanen, van Hedel, and Baumel an at an exercise price of $0.26 per share under the Company’s 2005 Stock Option Plan. In the event of a change in control of the Company which results in removal of the director as a member of the Board, the vesting of that director’s options is accelerated such that the options become immediately exercisable in full.

Effective July 1, 2010, each of the Company’s non-employee directors receives cash compensation in the form of an annual retainer of $15,000, payable quarterly. EdgeWave reimburses its non-employee directors for their reasonable expenses incurred in attending meetings of the Board of Directors and committees of the Board of Directors. Effective January 15, 2009, Mr. Ryan, whom is the Chairman of the Board of Directors, is not entitled to any Board of Directors fees.

TRANSACTIONS WITH RELATED PERSONS

RELATED -PERSON TRANSACTIONS POLICY AND PROCEDURES

In November 2006, the Company adopted a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of the Company’s policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants. Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Company relies on information supplied by its executive officers and directors. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself from the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Audit Committee look at, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

CERTAIN RELATED-PERSON TRANSACTIONS

On December 5, 2011, the Company entered into the 2011 Purchase Agreement pursuant to which the Company issued convertible notes payable in the amount of $4.5 million (“2011 Convertible Notes”) to ATA Affiliates Fund II, L.P., ATA Investment Fund II, L.P., ATA Ventures II, L.P., and RWI Ventures II, L.P. (collectively, the “Investors”). Approximately $3.0 million of the total gross proceeds from the 2011 Convertible Notes was used to retire previous convertible notes with the Investors. The 2011 Convertible Notes bear interest at the rate of 7.00% per annum with accrued interest and principal due and payable on the maturity date of December 4, 2015. The Investors may convert the 2011 Convertible Notes in whole or in part at any time prior to the maturity date into shares of Common Stock of the Company at a conversion price of $0.70. Following the occurrence of any period of 60 consecutive trading days where the average closing price of the Common Stock of the Company is equal to or greater than $1.00 per share, the entire unpaid principal amount of the 2011 Convertible Notes together with any unpaid interest shall be converted into Common Stock of the Company at the conversion price of $0.70.

The obligations represented by the 2011 Convertible Notes are secured by a security interest in the assets of the Company, subordinated to the Silicon Valley Bank and Partners for Growth III, L.P. loan agreements. Upon the occurrence of any event of default, the Investors of the 2011 Convertible Notes may elect to call the principal amount, plus all accrued but unpaid interest on the 2011 Convertible Notes then outstanding, immediately due and payable.

The terms of the 2011 Convertible Notes also provided that in the event that prior to December 5, 2012, the Company issued a new Note (or Notes) for an aggregate consideration in excess of $25,000 with a conversion price less than the current conversion price of the 2011 Convertible Notes, then going forward the conversion price of the portion of the 2011 Convertible Notes that had not previously been converted into equity securities would automatically be reduced to the new Note conversion rate. On March 29, 2012, the terms of the 2011 Convertible Notes were amended, effective as of the original issuance date of the 2011 Convertible Notes, to eliminate the above referenced conversion price adjustment provision and to include a provision that restricts that Company from issuing a new convertible note or series of new convertible notes with a conversion rate less than the then current conversion rate of the 2011 Convertible Notes prior to December 5, 2012.

As of March 31, 2012 the balance on the Notes totaled $4.6 million, which includes approximately $102,000 of accrued interest.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are EdgeWave, Inc. stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Direct your written request to EdgeWave, Inc., Chief Executive Officer, 15333 Avenue of Science, Suite 100, San Diego, CA 92128 or contact Louis E. Ryan at 858-676-2277. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Louis E. Ryan

Chief Executive Officer and

Chairman of the Board of Directors

April 30, 2012

Our Annual Report on Form 10-K for the 2011 fiscal year, filed with the Securities and Exchange Commission on March 30, 2012, is being mailed along with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material. Stockholders may also obtain a copy of the Annual Report, without charge, by writing to the Chief Executive Officer, EdgeWave, Inc., 15333 Avenue of Science, Suite 100, San Diego, CA 92128. We will furnish upon request any exhibits to the Form 10-K upon payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits. Our Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding the Company, are also available on our website at http://www.edgewave.com or the Securities and Exchange Commission’s public website at http://www.sec.gov.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

EDGEWAVE, INC.

Proxy — 2012 Annual Meeting of Stockholders June 13, 2012

The undersigned, a stockholder of EdgeWave, Inc., a Delaware corporation (the “Company”), does hereby appoint Thalia Gietzen (with full power to act alone), the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 2012 Annual Meeting of Stockholders of the Company to be held at 15333 Avenue of Science, Suite 100, San Diego, CA 92128 on June 13, 2012, at 9:00 A.M., Pacific Time, or at any adjournment or postponements thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated April 30, 2012, and a copy of the Company’s Annual Report for the year ended December 31, 2011.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS, APPROVE THE AMENDMENT OF THE COMPANY’S 2010 EMPLOYEE, DIRECTOR, AND CONSULTANT EQUITY INCENTIVE PLAN, AND TO RATIFY THE APPOINTMENT OF SQUAR, MILNER, MIRANDA & WILLIAMSON, LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

(CONTINUED TO BE COMPLETED, SIGNED AND DATED ON THE REVERSE SIDE)

14475

2012 ANNUAL MEETING OF STOCKHOLDERS OF

EDGEWAVE, INC.

June 13, 2012

20430000030000000000 2 061312

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Humphrey Polanen
○ Bart A. M. van Hedel
○ Louis Ryan
○ William Baumel

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2012 ANNUAL MEETING OF STOCKHOLDERS OF

EDGEWAVE, INC.

June 13, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=13605

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20430000030000000000 2 061312

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of Directors to hold office until the 2013 Annual Meeting of Stockholders:

NOMINEES:

FOR ALL NOMINEES O Humphrey Polanen O Bart A. M. van Hedel

WITHHOLD AUTHORITY O Louis Ryan

FOR ALL NOMINEES O William Baumel

FOR (See ALL instructions EXCEPT below)

FOR AGAINST ABSTAIN

2. Amendment to the Company’s 2010 Employee, Director and Consultant Equity Incentive Plan to authorize (i) the name change of the plan from the “St. Bernard Software, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” to the “Edgewave, Inc., 2010 Employee, Director and Consultant Equity Incentive Plan” and (ii) the issuance of an additional 1,000,000 shares of common stock under such plan so as to allow for the issuance of up to 2,350,000 shares of common stock, including increasing the maximum aggregate number of ISOs, Non-Qualified Options and Stock-Based Awards which may be issued from 350,000 shares to 1,350,000 shares; and

3. Ratification of Squar, Milner, Miranda & Williamson, LLP as independent auditors of the Company for its fiscal year ending December 31, 2012.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To indicate change your the new address address on your in the account, address please space check above. the Please box at note right that and changes this method. to the registered name(s) on the account may not be submitted via

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please title as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

2012 ANNUAL MEETING OF STOCKHOLDERS OF

EDGEWAVE, INC.

June 13, 2012

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER	
ACCOUNT NUMBER	

20430000030000000000 2 061312

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Humphrey Polanen
- ○ Bart A. M. van Hedel
- ○ Louis Ryan
- ○ William Baumel

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2012 ANNUAL MEETING OF STOCKHOLDERS OF

EDGEWAVE, INC.

June 13, 2012

PROXY VOTING INSTRUCTIONS

INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any COMPANY NUMBER touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting. ACCOUNT NUMBER MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON—You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=13605

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20430000030000000000 2 061312

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

FOR AGAINST ABSTAIN

1. Election of Directors to hold office until the 2013 Annual Meeting of 2. Amendment to the Company’s 2010 Employee, Director and Stockholders: Consultant Equity Incentive Plan to authorize (i) the name change of NOMINEES: the plan from the “St. Bernard Software, Inc., 2010 Employee, FOR ALL NOMINEES O Humphrey Polanen Director and Consultant Equity Incentive Plan” to the “Edgewave, O Bart A. M. van Hedel Inc., 2010 Employee, Director and Consultant Equity Incentive Plan”

WITHHOLD AUTHORITY O Louis Ryan

and (ii) the issuance of an additional 1,000,000 shares of common

FOR ALL NOMINEES O William Baumel

stock under such plan so as to allow for the issuance of up to 2,350,000 shares of common stock, including increasing the

FOR ALL EXCEPT

(See instructions below) maximum aggregate number of ISOs, Non-Qualified Options and Stock-Based Awards which may be issued from 350,000 shares to 1,350,000 shares; and

3. Ratification of Squar, Milner, Miranda & Williamson, LLP as independent auditors of the Company for its fiscal year ending December 31, 2012.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038

To indicate change your the new address address on your in the account, address please space check above. the Please box at note right that and this changes method. to the registered name(s) on the account may not be submitted via

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please title as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full